Exhibit 10.3

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of April 24, 2011 among A.P. PHARMA, INC. and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (“Grantor”), and TANG CAPITAL PARTNERS, LP, in its capacity as representative of the Purchasers (together with its successors, “Agent”).

RECITALS

WHEREAS, Pursuant to that certain Securities Purchase Agreement, dated as of April 24, 2011 (the “Securities Purchase Agreement”), by and among A.P. Pharma, Inc. (“Debtor”), Tang Capital Partners, LP and Baker Bros. Investments II, L.P., Baker Brothers Life Sciences, L.P., and 14159, L.P., each as a Purchaser (collectively, the “Purchasers” and individually, a “Purchaser”), Debtor has agreed to issue to the Purchasers, and the Purchasers have agreed to purchase from Debtor, the Notes, and

WHEREAS, This Security Agreement is integral to the transactions contemplated by the Securities Purchase Agreement and the Notes, and the execution and delivery hereof are conditions precedent to the willingness of Purchasers to purchase and extend credit under the Notes,

WHEREAS, Agent has agreed to act as agent for the benefit of the Purchaser Group in connection with this Agreement; and

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Securities Purchase Agreement and the Notes, as the context requires. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Securities Purchase Agreement or the Notes; provided, however, that if the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a) “Account” means an account (as that term is defined in the Code).

(b) “Account Debtor” means an account debtor (as that term is defined in the Code).

(c) “Agent” has the meaning specified in the preamble hereto.

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(d) “Agent’s Liens” means the Liens granted by Grantor to the Purchasers and Agent pursuant to this Agreement.

(e) “Bankruptcy Law” has the meaning specified in the Securities Purchase Agreement.

(f) “Books” means books and records (including Grantor’s Records indicating, summarizing, or evidencing Grantor’s assets (including the Collateral) or liabilities, Grantor’s Records relating to Grantor’s business operations or financial condition, and Grantor’s goods or General Intangibles related to such information).

(g) “Chattel Paper” means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.

(h) “Code” means the Delaware Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Delaware, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(i) “Collateral” has the meaning specified in Section 2.

(j) “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1 attached hereto (“Commercial Tort Claims”).

(k) “Control Agreement” means a deposit account control agreement or securities account control agreement that provides Agent with “control” in accordance with Sections 8-106, 9-104, 9-105, 9-106, and 9-107 of the Code and otherwise in such form reasonably acceptable to Agent.

(l) “Copyrights” means copyrights and copyright registrations, and also includes (i) any copyright registrations and recordings thereof and all applications in connection therewith, (ii) all reissues, continuations, extensions or renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of Grantor’s rights corresponding thereto throughout the world.

(m) “Deposit Account” means a deposit account (as that term is defined in the Code) other than the Excluded Deposit Account.

(n) “Environmental Laws” has the meaning specified in the Securities Purchase Agreement.

(o) “Equipment” means equipment (as that term is defined in the Code).

(p) “Event of Default” has the meaning specified in the Notes.

(q) “Excluded Deposit Account” means the Wells Fargo checking account number 028-5064622, provided that to the extent the amount deposited in such account exceeds $314,715, then such account shall become a “Deposit Account” for all purposes hereunder.

(r) “Expenses” means all (a) out-of pocket costs or expenses (including taxes, and insurance premiums) required to be paid by Debtor under any of the Note Documents that are paid, advanced, or incurred by the Purchaser Group in accordance with the terms of this Agreement and the other Note Documents, (b) out-of-pocket fees or charges paid or incurred by Agent in connection with the Purchaser Group’s transactions with Debtor, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in the Agreement), (c) out-of pocket costs and expenses incurred by Agent in the disbursement of funds to Debtor or other members of the Purchaser Group (by wire transfer or otherwise), (d) out-of pocket charges paid or incurred by Agent resulting from the dishonor of checks, (e) reasonable costs and expenses paid or incurred by the Purchaser Group to correct any default or enforce any provision of the Note Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) out-of pocket audit fees and expenses (including travel, meals, and lodging) of Agent related to any inspections or audits to the extent of the fees and charges (and up to the amount of any limitation) contained in the Note Documents, (g) reasonable costs and expenses of third party claims or any other suit paid or incurred by the Purchaser Group in enforcing or defending the Note Documents or in connection with the transactions contemplated by the Note Documents or the Purchaser Group’s relationship Debtor, (h) Agent’s and each Purchaser’s reasonable costs and expenses (including attorneys fees) incurred in advising, structuring, drafting, reviewing, administering (including travel, meals, and lodging) or amending the Note Documents, and (i) Agent’s and each Purchaser’s reasonable costs and expenses (including attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Insolvency Proceeding concerning Debtor or in exercising rights or remedies under the Note Documents), or defending the Note Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral; provided that, notwithstanding anything herein to the contrary, the fees and expenses specified in this definition do not include fees and expenses solely related to the Agent’s or any Purchasers’ role as an equity investor of Debtor.

(s) “General Intangibles” means general intangibles (as that term is defined in the Code) and, in any event, includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(t) “Goods” means goods (as that term is defined in the Code).

(u) “Grantor” has the meaning specified in the recitals to this Agreement.

(v) “Hazardous Materials” has the meaning specified in the Securities Purchase Agreement.

(w) “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Law or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

(x) “Intellectual Property” means the Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists, and Intellectual Property Licenses, in each case other than the King George Property, but solely during such time that the King George Property is subject to the lien described in the definition thereof.

(y) “Intellectual Property Licenses” means rights under or interests in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether Grantor is a licensee or licensor under any such license agreement, including the license agreements listed on Schedule 2 attached hereto and made a part hereof, in each case other than the King George Property, but solely during such time that the King George Property is subject to the lien described in the definition thereof.

(z) “Inventory” means inventory (as that term is defined in the Code).

(aa) “Investment Related Property” means (i) investment property (as that term is defined in the Code), and (ii) all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(bb) “King George Property” means the collateral in which King George Holdings Luxembourg IIA S.à r.l. (“King George”) has received a security interest pursuant to that certain Security Agreement dated as of January 17, 2006 by and between Debtor and King George.

(cc) “Mortgages” means, individually and collectively, one or more mortgages, deeds of trust, or deeds to secure debt, executed and delivered by Grantor in favor of Agent, in form and substance satisfactory to Agent, that encumber the Real Property.

(dd) “Note Document” means the Securities Purchase Agreement, Notes, this Agreement, the Patent Security Agreement and any other agreement entered into, now or in the future, by Debtor and in connection with the Securities Purchase Agreement or Notes.

(ee) “Notes” shall have the meaning set forth in the Securities Purchase Agreement.

(ff) “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts, and documents.

(gg) “Patents” means patents and patent applications, and also includes (i) the patents and patent applications listed on Schedule 3 attached hereto and made a part hereof, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, and (v) all of Grantor’s rights corresponding thereto throughout the world, in each case other than the King George Property, but solely during such time that the King George Property is subject to the lien described in the definition thereof.

(hh) “Patent Security Agreement” means each Patent Security Agreement among Grantor and Agent, in substantially the form of Exhibit A attached hereto, pursuant to which Grantor has granted to the Purchaser Group a security interest in all its Patents.

(ii) “Permitted Liens” shall have the meaning set forth in the Notes.

(jj) “Person” has the meaning specified in the Securities Purchase Agreement.

(kk) “Pledged Companies” means, each Person listed on Schedule 4 hereto as a “Pledged Company”, together with each other Person, all or a portion of whose Stock, is acquired or otherwise owned by Grantor after the date hereof.

(ll) “Pledged Interests” means all of Grantor’s right, title and interest in and to all of the Stock now or hereafter owned by Grantor, regardless of class or designation, including all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof, and the right to receive dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(mm) “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit B to this Agreement.

(nn) “Pledged Operating Agreements” means all of Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

(oo) “Pledged Partnership Agreements” means all of Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(pp) “Proceeds” has the meaning specified in Section 2.

(qq) “Purchaser” has the meaning specified in the preamble hereto.

(rr) “Purchaser Group” means, individually and collectively, each of the Purchasers and Agent.

(ss) “Real Property” means any estates or interests in real property now owned or hereafter acquired by Grantor and the improvements thereto.

(tt) “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(uu) “Remedial Action” means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (e) conduct any other actions with respect to Hazardous Materials authorized by Environmental Laws.

(vv) “Security Interest” has the meaning specified in Section 2.

(ww) “Secured Obligations” means each and all of the following: all of the present and future indebtedness, liabilities, and obligations of Grantor arising from this Agreement, the Notes, or the other Note Documents, including attorneys fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding. The Secured Obligation shall include, without limitation, future, as well as existing indebtedness, liabilities, and obligations owed by Debtor to the holders of the Notes arising under the Notes and this Security Agreement, provided that, for the avoidance doubt, “Secured Obligations” shall not include any obligations solely related to any Stock (including Stock upon conversion of the Notes pursuant to the terms thereof) held by the Purchasers in their capacity solely as shareholders.

(xx) “Securities Account” means a securities account (as that term is defined in the Code).

(yy) “Securities Purchase Agreement” has the meaning specified in the recitals to this Agreement.

(zz) “Stock” means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

(aaa) “Supporting Obligations” means supporting obligations (as such term is defined in the Code).

(bbb) “Trademarks” means trademarks, trade names, trademark applications, service marks, service mark applications, and also includes (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of Grantor’s business symbolized by the foregoing or connected therewith, and (v) all of Grantor’s rights corresponding thereto throughout the world.

(ccc) “URL” means “uniform resource locator,” an internet web address.

2. Grant of Security. Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of the Purchasers, a continuing security interest (herein referred to as the “Security Interest”) in all personal property of Grantor whether now owned or hereafter acquired or arising and wherever located, including Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a) all of Grantor’s Accounts;

(b) all of Grantor’s Books;

(c) all of Grantor’s Chattel Paper;

(d) all of Grantor’s Deposit Accounts;

(e) all of Grantor’s Equipment and fixtures;

(f) all of Grantor’s General Intangibles;

(g) all of Grantor’s Goods;

(h) all of Grantor’s Inventory;

(i) all of Grantor’s Investment Related Property;

(j) all of Grantor’s Negotiable Collateral;

(k) all of Grantor’s rights in respect of Supporting Obligations;

(l) all of Grantor’s Commercial Tort Claims;

(m) all of Grantor’s money or other assets of Grantor that now or hereafter come into the possession, custody, or control of Agent or any Purchaser;

(n) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to Grantor or Agent from time to time with respect to any of the Investment Related Property.

Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include (i) any rights or interest in any contract, lease, permit, license, charter or license agreement covering personal property of Grantor if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, charter or license agreement and such prohibition has not been waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been obtained (provided, that, the foregoing exclusions shall in no way be construed (A) to apply to the extent that any described prohibition is unenforceable under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, (B) to limit, impair, or otherwise affect the Purchaser Group’s continuing security interests in and liens upon any rights or interests of Grantor in or to (x) monies due or to become due under any described contract, lease, permit, license, charter or license agreement (including any Accounts), or (y) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, charter, license agreement, or Stock, or (C) apply to the extent that any consent or waiver has been obtained that would permit the security interest of lien notwithstanding the prohibition), (ii) more than sixty five percent (65%) of the Stock of a foreign Subsidiary of Grantor, if and to the extent a grant of a security interest in such Stock would result in repatriation of earnings to Grantor pursuant to Section 956 of the Internal Revenue Code; and (iii) the King George Property but solely during such time that the King George Property is subject to the lien described in the definition thereof.

3. Security for Obligations. This Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantor to Agent or the Purchasers, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving Grantor.

4. Grantor Remain Liable. Anything herein to the contrary notwithstanding, (a) Grantor shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any member of the Purchaser Group of any of the rights hereunder shall not release Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the members of the Purchaser Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any member of the Purchaser Group be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Securities Purchase Agreement, or other Note Documents, Grantor shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of its businesses, subject to and upon the terms hereof and of the Notes, the Securities Purchase Agreement and the other Note Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in Grantor until the occurrence of an Event of Default and until Agent shall notify Grantor of Agent’s exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 16 hereof.

5. Representations and Warranties. Grantor hereby represents and warrants as follows:

(a) The exact legal name of Grantor is set forth on the signature pages of this Agreement.

(b) Grantor does not own any Real Property as of the date hereof and Grantor has no copyrights that have been registered with the United States Copyright Office.

(c) As of the date hereof, Grantor has no interest in, or title to, any Intellectual Property Licenses or Patents, except as set forth on Schedules 2 and 3, respectively, attached hereto. This Agreement is effective to create a valid and continuing Lien on such Intellectual Property Licenses and Patents and, upon filing of the Patent Security Agreement with the United State Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 5 hereto, all action necessary to perfect the Security Interest in and to on Grantor’s Patents has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from Grantor.

(d) This Agreement creates a valid security interest in the Collateral of Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary (other than entry into Control Agreements on the Initial Closing Date) to perfect such security interest have been duly taken or will have been taken upon the filing of financing statements listing Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to Grantor’s name on Schedule 5 attached hereto. Upon the making of such filings, Agent shall have a first priority (subject to Permitted Liens) perfected security interest in the Collateral of Grantor to the extent such security interest can be perfected by the filing of a financing statement. As of the Initial Closing Date and each Subsequent Closing Date, all action by Grantor reasonably necessary to perfect such security interest on each item of Collateral has been duly taken.

(e) (i) Except for the Security Interest created hereby, Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 4 as being owned by Grantor and, when acquired by Grantor, any Pledged Interests acquired after the date hereof; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Stock of the Pledged Companies of Grantor identified on Schedule 4 hereto as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement; (iii) Grantor has the right and requisite authority to pledge the Investment Related Property pledged by Grantor to Agent as provided herein; (iv) all actions necessary to perfect, establish the first priority (subject to Permitted Liens) of, Agent’s Liens in the Investment Related Collateral, and the proceeds thereof, have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by Agent of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by Grantor; (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 5 attached hereto for Grantor with respect to the Pledged Interests of Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, upon the delivery of Control Agreements with respect thereto; and (v) Grantor has delivered to and deposited with Agent (or, with respect to any Pledged Interests created or obtained after the date hereof, will deliver and deposit in accordance with Sections 6(a) and 8 hereof) all certificates representing the Pledged Interests owned by Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(f) The Security Interest created hereby upon completion of the filings and other actions specified Schedule 6 attached hereto (which, in the case of all filings and other documents referred to on Schedule 6, have been delivered to Agent in completed an duly executed form) will constitute valid perfected security interests in all the Collateral in favor of Agent, enforceable as such as against any and all creditors of and purchasers from Grantor in accordance with the terms hereof and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens. The fillings and other actions specified on Schedule 6 constitute all of the filings and other actions necessary to perfect all Security Interests granted hereunder.

(g) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

(h) Grantor does not own any motor vehicles.

(i) All Deposit Accounts and all other depositary and other accounts maintained by Grantor as of the date hereof are described on Schedule 7 attached hereto.

6. Covenants. Grantor, jointly and severally, covenants and agrees with Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 23 hereof:

(a) Possession of Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, in each case with a value in excess of $5,000 individually and $25,000 in the aggregate, and if and to the extent that perfection or priority of Agent’s Security Interest is dependent on or enhanced by possession, Grantor, immediately upon the request of Agent, shall execute such other documents and instruments as shall be requested by Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Agent, together with such undated powers endorsed in blank as shall be requested by Agent;

(b) Chattel Paper.

(i) Control Agreements. Grantor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction;

(ii) If Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby), promptly upon the request of Agent, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Tang Capital Partners, LP, as Agent for the Purchasers”;

(c) Control Agreements; Deposit Accounts.

(i) On or before the Initial Closing Date, Grantor shall obtain an authenticated Control Agreement, from each bank maintaining a Deposit Account for Grantor;

(ii) On or before the Initial Closing Date, Grantor shall obtain authenticated Control Agreements, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for Grantor

(iii) Grantor shall close the Excluded Account immediately upon confirmation that all checks outstanding as of April 25, 2011 have cleared;

(d) Letter-of-Credit Rights. Grantor that is or becomes the beneficiary of a letter of credit with a face value in excess of $25,000 in the aggregate (excluding a letter of credit that is a Supporting Obligation) shall promptly (and in any event within 5 Business Days after becoming a beneficiary), notify Agent thereof and, upon the request by Agent, enter into a tri-party agreement with Agent and the issuer or confirmation bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Agent and directing, during the continuance of an Event of Default all payments thereunder to Agent’s Account, all in form and substance satisfactory to Agent;

(e) Commercial Tort Claims. Grantor shall promptly (and in any event within 5 Business Days of receipt thereof), notify Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim which is reasonably expected to have value in excess of $25,000 after the date hereof and, upon request of Agent, promptly amend Schedule 1 to this Agreement to describe such after-acquired Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or desirable by Agent to give Agent a first priority (subject to Permitted Liens), perfected security interest in any such Commercial Tort Claim;

(f) Government Contracts. If any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof with a value in excess of $25,000 in the aggregate, Grantor shall promptly (and in any event within 5 Business Days of the creation thereof) notify Agent thereof in writing and execute any instruments or take any steps reasonably required by Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to Agent, for the benefit of the Purchaser Group and shall provide written notice thereof under the Assignment of Claims Act or other applicable law;

(g) Intellectual Property.

(i) Upon the request of Agent, in order to facilitate filings with the United States Patent and Trademark Office, Grantor shall execute and deliver to Agent one or more Patent Security Agreements to further evidence Agent’s Lien on Grantor’s Patents and the General Intangibles of Grantor relating thereto or represented thereby;

(ii) Grantor shall have the duty, to the extent necessary or economically desirable in the operation of Grantor’s business, (A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License that is necessary in the operation of Grantor’s business;

(iii) Grantor acknowledges and agrees that Agent shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this Section 6(g), Grantor acknowledges and agrees that no member of the Purchaser Group shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but Agent may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Grantor and shall be chargeable (when due and payable); and

(iv) In no event shall Grantor, either itself or through any employee, licensee, or designee, file an application for the registration of any Patent, Trademark, or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof. Promptly upon any such Patent filing, Grantor shall comply with Section 6(g)(i) hereof and promptly after any other such filing, Grantor shall execute such additional documents as may be necessary to perfect Agent’s Lien in such Trademarks and Copyrights, as applicable;

(h) Investment Related Property.

(i) If Grantor shall receive or become entitled to receive any Pledged Interests after the date hereof, it shall promptly (and in any event within 5 Business Days of receipt thereof) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii) Upon and during the continuance of an Event of Default, all sums of money and property paid or distributed in respect of the Investment Related Property which are received by Grantor shall be held by Grantor in trust for the benefit of Agent segregated from Grantor’s other property, and Grantor shall deliver it forthwith to Agent’s in the exact form received;

(iii) Grantor shall promptly deliver to Agent a copy of each material notice or other communication received by it in respect of any Pledged Interests;

(iv) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than pursuant to the Note Documents;

(v) Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof;

(vi) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction;

(i) [Reserved].

(j) Transfers and Other Liens. Grantor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except in the ordinary course of business and consistent with past practice, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of Grantor, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Note Documents; and

(k) Other Actions as to Any and All Collateral. Grantor shall promptly (and in any event within 5 Business Days of acquiring or obtaining such Collateral) notify Agent in writing upon (i) acquiring or otherwise obtaining any Collateral after the date hereof consisting of Trademarks, Patents, Copyrights, Intellectual Property Licenses, Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in Article 9 of the Code), promissory notes (as defined in the Code, or instruments (as defined in the Code) or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes, or instruments, in each case with a value in excess of $10,000 individually and $25,000 in the aggregate and, in each such case upon the request of Agent, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property and do such other acts or things deemed necessary or desirable by Agent to protect Agent’s Security Interest therein; and

(l) Changes in Locations, Names, etc. Grantor shall not, except upon prior written consent of Agent and delivery to Agent of additional financing statements and other documents reasonably requested by Agent as to the validity, perfection and priority of the Security Interests provided herein, change its name, identity, corporate structure or jurisdiction of organization.

(m) Notices. Grantor will advise Agent promptly, in reasonable detail, of: (i) any Lien (other than Permitted Liens) on any of the Collateral which would adversely affect the ability of Agent to exercise any of its remedies hereunder and (ii) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral.

7. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the provisions of the Patent Security Agreements, which are supplemental to the provisions of this Agreement. Nothing contained in the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder.

8. Further Assurances.

(a) Grantor agrees that from time to time, at its own expense, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b) Grantor authorizes the filing by Agent of financing or continuation statements, or amendments thereto, and Grantor will execute and deliver to Agent such other instruments or notices, as may be necessary or as Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c) Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction.

(d) Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to Grantor’s rights under Section 9-509(d)(2) of the Code.

9. Agent’s Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, Agent (or its designee) (a) may proceed to perform any and all of the obligations of Grantor contained in any contract, lease, or other agreement and exercise any and all rights of Grantor therein contained as fully as Grantor itself could, (b) shall have the right to use Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of the Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of Agent or any of its nominees.

10. Agent Appointed Attorney-in-Fact. Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Notes, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of Grantor;

(b) to receive and open all mail addressed to Grantor and to notify postal authorities to change the address for the delivery of mail to Grantor to that of Agent;

(c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;

(e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to Grantor in respect of any Account of Grantor;

(f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of Grantor; and

(g) Agent on behalf of the Purchaser Group shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents,

Copyrights and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

To the extent permitted by law, Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11. Appointment and Authorization of Agent. Each Purchaser hereby designates and appoints Agent as its representative under this Agreement and the other Note Documents and each Purchaser hereby irrevocably authorizes Agent to execute and deliver each of the other Note Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Note Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Note Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this Section 11. The provisions of this Section 11 are solely for the benefit of Agent and the Purchasers, and Debtor shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Note Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Note Document or otherwise exist against Agent; it being expressly understood and agreed that the use of the word “Agent” is for convenience only, that Agent is merely the representative of the Purchasers, and only has the contractual duties set forth herein. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Note Documents. Without limiting the generality of the foregoing, or of any other provision of the Note Documents that provides rights or powers to Agent, Purchasers agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Secured Obligations, the Collateral and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Note Documents, (c) perform, exercise, and enforce any and all other rights and remedies of the Purchaser Group with respect to Debtor, the Secured Obligations, the Collateral, or otherwise related to any of same as provided in the Note Documents, and (d) incur and pay such Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Note Documents. Agent shall have no obligation whatsoever to any of the Purchasers to assure that the Collateral exists or is owned by Debtor or is cared for, protected, or insured or has been encumbered, or that the Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Note Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent’s own interest in the Collateral in its capacity as one of the Purchasers and that Agent shall have no other duty or liability whatsoever to any Purchaser as to any of the foregoing, except as otherwise provided herein.

12. Agent May Perform. If Grantor fails to perform any agreement contained herein and an Event of Default exists and is continuing, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantor.

13. Agent’s Duties. The powers conferred on Agent hereunder are solely to protect the Purchasers’ interest in the Collateral, for the benefit of the Purchaser Group, and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

14. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuation of an Event of Default, Agent or Agent’s designee may (a) notify Account Debtors of Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to Agent, for the benefit of the Purchaser Group, or that Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of Grantor’s Secured Obligations under the Note Documents.

15. Disposition of Pledged Interests by Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Grantor, therefore, agrees that: (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.

16. Voting Rights.

(a) Upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and with two (2) Business Days prior notice to Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, Grantor hereby appoints Agent, Grantor’s true and lawful attorney-in-fact and irrevocable proxy to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

(b) For so long as Grantor shall have the right to vote the Pledged Interests owned by it, Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent and the other members of the Purchaser Group solely in connection with their rights as holders of the Notes (and not in connection with their rights solely as holders of Stock).

17. Remedies. Upon the occurrence and during the continuance of an Event of Default and upon the vote of the majority of holders of the Notes outstanding at such time:

(a) Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Note Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantor to, and Grantor hereby agrees that it will at its own expense and upon the reasonable request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent’s offices or elsewhere, for cash, on credit, and upon such other commercially reasonable terms as Agent may request. Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Agent is hereby granted a license or other right to use, other than any King George Property (solely during such time that the King George Property is subject to the lien described in the definition thereof), without liability for royalties or any other charge, Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by Grantor or with respect to which Grantor have rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Agent.

(c) Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Notes and the Secured Obligations, pari passu. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, Grantor shall remain liable for any such deficiency.

(d) Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing. Agent shall have the right upon notice to Grantor to the appointment of a receiver for the properties and assets of Grantor, and Grantor hereby consents to such rights and such appointment and hereby waives any objection Grantor may have thereto or the right to have a bond or other security posted by Agent.

18. Remedies Cumulative. Each right, power, and remedy of Agent as provided for in this Agreement or in the other Note Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Note Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent of any or all such other rights, powers, or remedies.

19. Marshaling. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Grantor hereby irrevocably waives the benefits of all such laws.

20. Indemnity and Expenses.

(a) Grantor agrees to indemnify Agent and the other members of the Purchaser Group from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Note Document to which Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the repayment of the Secured Obligations.

(b) Grantor, jointly and severally, shall, upon demand, pay to Agent all the Expenses which Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Note Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

21. Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER NOTE DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS PERTAINING TO THIS AGREEMENT. No waiver of any provision of this Agreement, and no consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and Grantor to which such amendment applies.

22. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent and to Grantor, at their respective addresses specified in the Securities Purchase Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

23. Continuing Security Interest: Assignments under this Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations (other than inchoate indemnity obligations) have been paid in full in cash or redeemed or converted into Stock in accordance with the provisions of the Notes, (b) be binding upon Grantor and its successors and assigns, and (c) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), each of Agent and the Purchasers may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement to any other Person who receives transfer of any or all of the Notes as permitted under the Notes, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Agent herein or otherwise upon such person becoming a “Purchaser” pursuant to the terms of the Securities Purchase Agreement. Upon payment in full in cash or redemption or conversion of all the Secured Obligations (other than inchoate indemnity obligations) in accordance with the provisions of the Notes, the Security Interest granted hereby shall automatically terminate and all rights to the Collateral shall revert to Grantor or any other Person entitled thereto. At such time, Agent authorizes Debtor or any designee of Debtor to file appropriate termination statements or take any other steps that Debtor deems necessary to terminate such Security Interests. Except as provided herein, in the Securities Purchase Agreement or the Notes, no transfer or renewal, extension, assignment, or termination of this Agreement, any other Note Document, or any other instrument or document executed and delivered by Grantor to Agent nor any additional loans made by the Purchasers to Grantor, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantor by Agent, nor any other act of the Purchaser Group, or any of them shall release Grantor from any obligation, except a release or discharge executed in writing by Agent. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

24. Governing Law.

(a) This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.

(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER NOTE DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF SAN DIEGO, CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. AGENT AND GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN SAN DIEGO, CALIFORNIA IN ACCORDANCE WITH THIS SECTION 24(b).

(c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. AGENT AND GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

25. Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of the Purchaser Group.

26. Miscellaneous.

(a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Note Document mutatis mutandis.

(b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e) Unless the context of this Agreement or any other Note Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Note Document refer to this Agreement or such other Note Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Note Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Note Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Note Document to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Note Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTOR:	A.P. PHARMA, INC.

	By:	/s/ John Whelan
	Name:	John Whelan
	Title:	Chief Executive Officer

Signature Page to Security Agreement

AGENT:	TANG CAPITAL PARTNERS, LP

	By:	Tang Capital Management, LLC, its general partner

	By:	/s/ Kevin Tang
	Name:	Kevin C. Tang
	Title:	Managing Director

PURCHASER:	TANG CAPITAL PARTNERS, LP

	By:	Tang Capital Management, LLC, its general partner

	By:	/s/ Kevin Tang
	Name:	Kevin C. Tang
	Title:	Managing Director

Signature Page to Security Agreement

PURCHASER:	BAKER BROS. INVESTMENTS II, L.P.

	By:	Baker Bros. Capital, L.P., its general partner
	By:	Baker Bros. Capital (GP), LLC, its general partner

	By:	/s/ Felix Baker
	Name:	Felix Baker
	Title:	Managing Member

PURCHASER:	BAKER BROTHERS LIFE SCIENCES, L.P.

	By:	Baker Brothers Life Sciences Capital, L.P., its general partner
	By:	Baker Brothers Life Sciences Capital (GP), LLC, its general partner

	By:	/s/ Felix Baker
	Name:	Felix Baker
	Title:	Managing Member

PURCHASER:	14159, L.P.

	By:	14159 Capital, L.P., its general partner
	By:	14159 Capital (GP), LLC, its general partner

	By:	/s/ Felix Baker
	Name:	Felix Baker
	Title:	Managing Member

Signature Page to Security Agreement

EXHIBIT A

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this 24th day of April, 2011, among A.P. PHARMA, INC. (“Grantor”), and TANG CAPITAL PARTNERS, LP, in its capacity as representative for the Purchasers (“Agent”).

RECITALS

WHEREAS, Pursuant to that certain Securities Purchase Agreement, dated as of April 24, 2011 (the “Securities Purchase Agreement”), by and among A.P. Pharma, Inc. (“Debtor”), Agent and Baker Bros. Investments II, L.P., Baker Brothers Life Sciences, L.P. and 14159, L.P., as Purchasers (collectively, the “Purchasers”), Debtor has agreed to issue to the Purchasers, and the Purchasers have agreed to purchase from Debtor, certain Secured Convertible Notes (the “Notes”), and

WHEREAS, the Purchasers are willing to make the financial accommodations to Debtor as provided for in the Securities Purchase Agreement and Notes, but only upon the condition, among others, that Grantor shall have executed and delivered to Agent, as representative of the Purchasers for the benefit of the Purchasers, that certain Security Agreement dated as of April 24, 2011 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantor is required to execute and deliver to Agent this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Grantor hereby grants to Agent a continuing first priority security interest in all of Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Intellectual Property License.

3. SECURITY FOR OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantor, or any of them, to Agent, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving Grantor.

4. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Agent pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5. AUTHORIZATION TO SUPPLEMENT. If Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantor shall give prompt notice in writing to Agent with respect to any such new patent rights. Without limiting Grantor’s obligations under this Section 5, Grantor hereby authorizes Agent unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantor. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Patent Security Agreement or any other Note Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

7. CONSTRUCTION. Unless the context of this Patent Security Agreement or any other Note Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Patent Security Agreement or any other

Patent Security Agreement

Note Document refer to this Patent Security Agreement or such other Note Document, as the case may be, as a whole and not to any particular provision of this Patent Security Agreement or such other Note Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement or in any other Note Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Note Document to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Note Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[signature page follows]

Patent Security Agreement

IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

A.P. PHARMA, INC.

By:
Name:
Title:

Patent Security Agreement

ACCEPTED AND ACKNOWLEDGED BY:

TANG CAPITAL PARTNERS, LP, as Agent

By:	Tang Capital Management, LLC, its general partner

By:
Name:	Kevin C. Tang
Title:	Managing Director

Patent Security Agreement

EXHIBIT B

ANNEX 1 TO PLEDGE AND SECURITY AGREEMENT

Pledged Interests Addendum

This Pledged Interests Addendum, dated as of                  , 2011, is delivered pursuant to Section 6 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of April 24, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the undersigned to Tang Capital Partners, LP, in its capacity as Agent. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement. The undersigned hereby agrees that the additional interests listed on this Pledged Interests Addendum as set forth below shall be and become part of the Pledged Interests pledged by the undersigned to Agent in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

The undersigned hereby certifies that the representations and warranties set forth in Section 4 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

A.P. PHARMA, INC.

By:
Name:
Title:

Pledged Interests Addendum

Name of Pledgor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.